CUSIP No. 008318107                   13D               Page  35  of  38  Pages
          ---------                                          ----    ----


                              EXHIBIT 7

                        Joint Filing Agreement

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, $.01 par value, of Aftermarket Technology Corp. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Dated:            September 20, 1999


AURORA EQUITY PARTNERS L.P.

By:      Aurora Capital Partners L.P.,
         its general partner

By:      Aurora Advisors, Inc.,
         its general partner

By:      /s/  Richard K. Roeder                            September 20, 1999
   ------------------------------------------------
            Richard K. Roeder, Vice President

AURORA OVERSEAS EQUITY
PARTNERS I, L.P.

By:      Aurora Overseas Capital Partners L.P.,
         its general partner

By:      Aurora Overseas Advisors, Ltd.,
         its general partner



By:      /s/ Richard K. Roeder                             September 20, 1999
   ------------------------------------------------
           Richard K. Roeder, Director

CUSIP No. 008318107                   13D               Page  36  of  38  Pages
          ---------                                          ----    ----


AURORA CAPITAL PARTNERS L.P.


By:      Aurora Advisors, Inc.,
         its general partner
                                                           September 20, 1999




By:      /s/ Richard K. Roeder
   ------------------------------------------------
           Richard K. Roeder, Vice President


AURORA OVERSEAS CAPITAL
PARTNERS L.P.

By:      Aurora Overseas Advisors, Ltd.,
         its general partner


By:      /s/ Richard K. Roeder                             September 20, 1999
   ------------------------------------------------
           Richard K. Roeder, Director


AURORA ADVISORS, INC.

By:      /s/ Richard K. Roeder                             September 20, 1999
   ------------------------------------------------
           Richard K. Roeder, Vice President

CUSIP No. 008318107                   13D               Page  37  of  38  Pages
          ---------                                          ----    ----

AURORA OVERSEAS ADVISORS, LTD.


By:      /s/ Richard K. Roeder                             September 20, 1999
   ------------------------------------------------
           Richard K. Roeder, Director


         /s/ Richard R. Crowell                             September 20, 1999
   ------------------------------------------------
           RICHARD R. CROWELL


         /s/ Richard K. Roeder                             September 20, 1999
   ------------------------------------------------
           RICHARD K. ROEDER


         /s/ Gerald L. Parsky                              September 20, 1999
   ------------------------------------------------
           GERALD L. PARSKY

CUSIP No. 008318107                   13D               Page  38  of  38  Pages
          ---------                                          ----    ----

GENERAL ELECTRIC PENSION TRUST


By:      General Electric Investment Corporation,
         its Investment Manager


By:      /s/ Michael M. Pastore                              September 20, 1999
   --------------------------------------------------
            Michael M. Pastore, Vice President


GENERAL ELECTRIC INVESTMENT CORPORATION


By:      /s/ Michael M. Pastore                              September 20, 1999
   --------------------------------------------------
            Michael M. Pastore, Vice President


GENERAL ELECTRIC COMPANY



By:      /s/ John H. Myers                                   September 20, 1999
   --------------------------------------------------
        John H. Myers, Vice President